Exhibit 99.2
Global. Connected. Sustainable. 2Q24 FINANCIAL RESULTS July 25, 2024 The meeting place for companies, technologies and data

5,000+ Customers 223,000 Cross Connects 50+ Metros 300+ Data Centers Capacity Host What You Need, How You Need Coverage Deploy Where You Need Connectivity Connect How You Need to Whom You Need Control Implement and Operate the Way You Need 2Q24 Financial Results 2 Executing on Key Strategic Priorities Positioning for Long-Term Sustainable Growth Second Quarter Highlights Note: As of June 30, 2024. Includes investments in unconsolidated entities. Strong Leasing Quarter 1 2 3 Strong Operating Results Below Target Leverage >$50M Leasing in 0-1MW+IX for 4th Consecutive Quarter >2x First Half Leasing vs. Prior Year 100 bps Sequential Increase in Stabilized Occupancy 6th Consecutive Quarter of Positive 148 Same-Capital Growth Record New Logos >$10B Private Capital Raised Over Past 12 Months 5.3x Leverage Ratio at Quarter End

3 GROWING GLOBAL DATA CENTER DEMAND (1) DECLINING GLOBAL DATA CENTER VACANCY (3) 2019A 2020A 2021A 2022A 2023A 2024F 2025F 2026F 2027F 2028F EMEA NAM Supply APAC Supply 17,500 34,000 83,600 4,237 3,284 4,906 4,148 5,027 5,642 6,635 6,998 10.8% 9.0% 7.8% 6.5% 2020 2021 2022 2023 Chart Title New Supply (MW) Absorption Vacancy Rate (%) GLOBAL DATA CENTER IN-PLACE CAPACITY in MW GLOBAL ABSORPTION AND VACANCY in MW Notes: 1) Source: DC Byte (June 2024). 2) Source: Gartner (May 2024). 3) Source: DatacenterHawk as of June 2024. New supply calculated based on the change in commissioned power year-over-year. Global Data Center Demand and Supply Accelerating Data Center Demand and Limited Supply Leading to Declining Vacancy Rates EMEA North America APAC 2Q24 Financial Results “Worldwide Public Cloud End-User Spending to Surpass $675 Billion in 2024” (2)

Note: As of June 30, 2024. 4 Offering a Global Data Center Platform Capacity in World’s Major Metros to Meet Growing Customer Demand Global Capacity >3,000 MW buildable IT capacity 436 MW under construction 2Q24 Financial Results 72 MW delivered in 2Q 71 MW new starts in 2Q ~2,500 MW in place IT capacity

2Q24 Financial Results 5 Connected Data Communities Strong 0-1MW + IX Revenue 148 Record New Logos $54M 2Q bookings from 0-1MW + Interconnection #3 Highest 0-1MW + IX Bookings in History 2Q24 Results

Note: As of June 30, 2024. 2Q24 Financial Results 6 Leading Data Center Partner for Sustainability Science-Based Target Commitment to Reduce Global Emissions by 68% by 2030 • 1.4 GW contracted renewable capacity • 100% renewable for European portfolio and North America productized colocation portfolio • 152 sites matched with 100% renewable including New Jersey, Texas, San Francisco, and Sydney markets • Expanded HVO diesel to 20 Global Sites and 15% of our global portfolio by IT capacity More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year; 67% of U.S. operating portfolio ENERGY STAR certified • Awarded SEAA’s “Green Innovations: Water Solutions” in Singapore • Top 10 in the U.S. EPA Green Power Partnership • 43% of our irrigation and cooling needs came from non-potable water sources in 2023 Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.1 GW-IT global operating portfolio has a sustainable building certification • 60% of certifications are gold level and above • 145 MW-IT certified in the past year Green Buildings Resource Efficiency Green Bonds More energy star certifications than any other data center provider • $6.4B in aggregate principal amount of green bonds issued • Fully allocated all green bond funds to sustainable projects • Executed first data center industry green bond

2Q24 Financial Results 2Q24 Financial Results 7

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 2Q24 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT AI Spurs Demand $ in millions for Large Capacity Blocks Strong and Steady Leasing for 0-1MW + IX 0-1 MW $39.6 mm 24% of total bookings INTERCONNECTION $14.0 mm 8% of total bookings >1 MW $110.2 mm 67% of total bookings OTHER(1) $0.3 mm 0.2% of total bookings TOTAL BOOKINGS $164.2 mm 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 • Record 1H24 with $417M Bookings • 4th Consecutive Quarter 0-1MW+IX Over $50M • Rising Occupancy 2Q24 Financial Results 8 $0 $60 $120 $180 $240

$165M $203M $110M $478M $177M $232M $117M $527M 2024 2025 2026+ 2Q24 Backlog Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) 1Q24 backlog amounts were revised to reflect ownership % changes in leases related to assets that were contributed to joint ventures. 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Record Commencements Bodes Well for Future Growth BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (3) $ in millions • Record $176 Million of Commencements in 2Q24 • Near Record Backlog 2Q24 Financial Results 9 $478M $154M $154M $478M $539M $164M $176M $527M 1Q24 Backlog Signed Commenced 2Q24 Backlog (2)

Strong Pricing Environment

Renewal Spreads Driven By 0-1MW Segment

- *~58% of Total Renewals from 0-1MW*
- *YTD Cash Renewal Spreads Consistent with Guidance*

2Q24 RENEWAL SPREADS

	0-1 MW	> 1 MW	OTHER (1)	TOTAL
RENTAL RATE CHANGE – CASH	3.8%	3.9%	16.3%	4.0%
RENTAL RATE CHANGE – GAAP	3.9%	12.1%	33.0%	7.5%
Signed renewals representing … of annualized rental revenue	$125 million	$86 million	$3 million	$215 million

Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue.

1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.

DIGITAL REALTY

2Q24 Financial Results 10

Revenue Exposure by Currency FX Slight Headwind in the Second Quarter 51% 1% 5% 23% 5% 1% <1% 2% 4% 2024E $6.68 / Sh 1.0% SOFR +/- 100bps 0.1% GBP +/- 10% 2.0% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of June 30, 2024. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 2Q24 Financial Results 11 2% <1% • Local Operations Funded in Local Currencies act as a Natural Hedge Jun-24 <1% <1% 2Q23 U.S. DOLLAR INDEX 2Q24 ZAR 4% USD EURO GBP SGD AUD 23% 5% 5% 1% OTHER <1% CHF 51% 2% 1% JPY CAD 2% BRL 2% <1% <1% <1% 2% 85 90 95 100 105 110 115 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF JUNE 30, 2024 (1)(2) (U.S. $ in billions) Note: As of June 30, 2024. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the payoff of the £250 million ($316 million) 2.75% Sterling Notes that matured in July 2024. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. DEBT PROFILE 96% Unsecured Unsecured Secured 84% Non-USD Euro USD GBP Other 86% Fixed Fixed Floating 2Q24 Financial Results (3) 12 $0.0 $1.6 $2.3 $3.7 $3.3 $1.6 $1.7 $1.6 $1.6 $0.1 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 + Pro Forma Payoffs USD Term Loan Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Unsecured Credit Facilities Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - EUR Unsecured Senior Notes - GBP Unsecured Senior Notes - USD Secured Mortgage Debt Pro Rata Share of JV Debt € € € R € ¥ $ ¥ ₣ 4.1 YEARS Weighted Avg. Maturity (1)(2) 2.8% Weighted Avg. Coupon (1)(3)

Q&A Global. Connected. Sustainable. 2Q24 Financial Results 13

Positioned for Long-Term Sustainable Growth

PlatformDIGITAL® is the Choice for AI, Cloud and Hybrid IT

Strengthening Customer Value Proposition



- Strong Leasing Across Product Segments
- Improved Occupancy
- Record New Logos

Innovating and Integrating



- Unveiled HD Colo 2.0
- New Azure ExpressRoute On-Ramp in Dallas
- New Azure ExpressRoute Metro Service in Amsterdam & Zurich

Diversifying and Bolstering Capital Sources



- Sold 75% interest in Chicago
- Sold 24.9% interest in Frankfurt
- Raised $2 Billion of Equity
- Reduced Leverage Below Target

DIGITAL REALTY

2Q24 Financial Results 14

Appendix 2Q24 Financial Results 15

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interest in operating-partnership reconciling items related to non-controlling interests and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax expense, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2022 with less than 5% of total rentable square feet under development and excludes buildings that were undergoing, or were expected to undergo, development activities in 2023-2024, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers are adjusted to reflect the current same-capital pool). 2Q24 Financial Results 16

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2024 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset an epidemic, pandemic, or other global event impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; impact on our operations and on the operations of our customers, suppliers, and business partners; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2023, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 2Q24 Financial Results 17

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 2Q24 Financial Results 18 June 30, 2024 June 30, 2023 Net income available to common stockholders $ 70,039 $ 108,003 Adjustments: Noncontrolling interests in operating partnership 1,500 2,500 Real estate related depreciation and amortization (1) 414,920 424,044 Depreciation related to non-controlling interests (17,317) (14,144) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 47,117 35,386 (Gain) on real estate transactions (173,709) (89,946) FFO available to common stockholders and unitholders $ 510,852 $ 465,844 Basic FFO per share and unit $ 1.57 $ 1.54 Diluted FFO per share and unit $ 1.57 $ 1.52 Weighted average common stock and units outstanding Basic 325,777 301,593 Diluted 334,186 313,022 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 425,343 432,573 Non-real estate depreciation (10,424) (8,529) $ 414,920 $ 424,044 June 30, 2024 June 30, 2023 FFO available to common stockholders and unitholders -- basic and diluted $ 510,852 $ 465,844 Weighted average common stock and units outstanding 325,777 301,593 Add: Effect of dilutive securities 404 213 Weighted average common stock and units outstanding -- diluted 326,181 301,806 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 2Q24 Financial Results 19 June 30, 2024 June 30, 2023 FFO available to common stockholders and unitholders -- diluted $ 510,852 $ 465,844 Other non-core revenue adjustments (33,818) 27,454 Transaction and integration expenses 26,072 17,764 Loss from early extinguishment of debt - - Severance, equity acceleration and legal expenses 884 3,652 (Gain) / Loss on FX revaluation 32,222 (7,868) Other non-core expense adjustments 2,271 655 CFFO available to common stockholders and unitholders -- diluted $ 538,482 $ 507,501 CFFO impact of holding '23 Exchange Rates Constant 3,841 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 542,323 $ 507,501 Diluted CFFO per share and unit $ 1.65 $ 1.68 Diluted Constant Currency CFFO per share and unit $ 1.66 $ 1.68 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

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